IN THE UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF OHIO
EASTERN DIVISION

Alexis Ann Jacobs,	:	
	:	**Case No. 2:10-cv-00912-GCS-MRA**
Plaintiff,	:	
	:	**District Judge Smith**
vs.	:	
	:	**Magistrate Judge Abel**
Acacia Chattanooga Vehicle Auction, Inc., *et al.*,	:	
	:	
Defendants.	:	

AGREED DISMISSAL ENTRY

The Parties having reached a settlement, all claims asserted herein are hereby dismissed pursuant to Fed. R. Civ. P. 41(a)(1)(A)(ii) with prejudice.

George C. Smith
United States District Judge

AGREED:

/s/ Alan G. Starkoff by John B. Kopf III
with emailed authority dated February 28, 2012

Alan G. Starkoff (0003286), Trial Attorney
Katherine G. Manghillis (0077307)
Schottenstein Zox & Dunn Co., L.P.A.
250 West Street
Columbus, Ohio 43215
(614) 462-1087
(614) 228-4846 (fax)
astarkoff@szd.com
kmanghillis@szd.com
Attorneys for Alexis Ann Jacobs, Keith E. Whann, CAA Liquidation, LLC, and Auction Venture Limited Liability Company

[SIGNATURES CONTINUED ON NEXT PAGE]

and

/s/ Robin M. Wilson by John B. Kopf III
with emailed authority dated February 28, 2012
Robin M. Wilson (0066604), Trial Attorney
John B. Kopf III (0075060)
Scott A. Campbell (0064974)
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215
(614) 469-3200
(614) 469-3361 (fax)
robin.wilson@thompsonhine.com
scott.campbell@thompsonhine.com
john.kopf@thompsonhine.com

Attorneys for Acacia Automotive, Inc., Acacia Chattanooga Vehicle Auction, Inc., and Steven L. Sample